Land Use Rights	12 Months Ended
Dec. 31, 2018
Land Use Rights
Land Use Rights
Land Use Rights

7.Land Use Rights

Land use rights represent acquired right to use the land on which the Group’s offices and warehouses are built. In 2018, the Group obtained the land use rights in Guangzhou, Shanghai and Tianjin from the local authorities. Amortization of the land use right is made over the remaining term of the land use right period from the date when the land was made available for use by the Group. The land use rights are summarized as follows (in thousands):

	December 31,	December 31,
	2017	2018
	RMB	RMB
Cost	637,057	3,581,508
Incentive payment from local government	(15,000)	(15,000)
Accumulated amortization	(28,778)	(63,939)
Land use right, net	593,279	3,502,569

The total amortization expense for each of the years ended December 31, 2016, 2017 and 2018 amounted to approximately RMB11.4 million, RMB12.5 million, and RMB35.2 million, respectively.